UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 5, 2015
Date of Report (Date of earliest event reported)

TRANSATLANTIC CAPITAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-504802	98-0377767
(State or other	(Commission File Number)	(IRS Employ
Jurisdiction of Incorporation)		Identification Number)

1400 Veterans Memorial Highway, Suite 134-271

Mableton, GA 30126

(Address of Principal Executive Offices (Zip Code)

(404) 537-2900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This amendment to the Form 8-K filed with the Commission on July 16, 2015 is being filed to include the letter from Anton & Chia, LLP confirming their agreement with the information provided in the Form 8-K.

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 5, 2015 we terminated Anton & Chia, LLP (“Anton”) as the Company’s independent registered public accounting firm.

We provided Anton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission.

Attached as Exhibit 16.1 is the letter from Anton & Chia confirming their agreement with the information disclosed in the Form 8-K filed July 16, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Anton & Chia, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transatlantic Capital Inc.

Date: July 22, 2015	By: /s/ Joshua Griggs, CEO
Joshua Griggs
President